THE
                               MATTERHORN GROWTH
                                   FUND, INC.


--------------------------------------------------------------------------------

                                 ANNUAL REPORT








--------------------------------------------------------------------------------

                               For the Year Ended
                                 June 30, 2003

                                      THE
                               MATTERHORN GROWTH
                                   FUND, INC.



Matterhorn Growth Fund, Inc.

Dear Shareholder,

The first six months of 2003 saw the equity market provide positive returns. Early in the year the market continued to be plagued by geo-political concerns, and therefore, was unresponsive to improving economics, similar to the environment in late 2002. However, as we surmised in our last letter to shareholders, the war in Iraq was short in duration. Although the aftermath continues to be problematic, the market's focus has returned to the economic outlook. We also suggested the recovery will become the prevailing influence. To that point, since the end of the Iraqi war, economic indicators have turned more positive and the market has responded favorably. While it could be argued that the indications of a sustainable recovery are tentative, the evidence is still there. The consumer continued to hold up his end, fueled by lower interest rates and tax cuts. The all-important manufacturing side of the economy also showed signs of a bottom. The Purchasing Manager's Surveys crept over 50%, suggesting an ever so slightly expanding economy. Additionally, various Federal Reserve Surveys also indicated an economy that was beginning to grow again. On the employment side, there were also signs of a plateau. Both payroll and initial jobless claims numbers continued to decelerate each month.

The advance in equity prices has clearly discounted some level of economic recovery. We believe the recovery will be sustainable and, therefore, stock prices will continue to gain. However, sustainability is the operative word. Economic indicators must continue to improve, particularly on the manufacturing side, and ultimately corporate profits must respond to that point. Second quarter earnings and corporate guidance for the rest of 2003 will be important. However, with only tentative evidence thus far, and a fairly robust advance already in place, it might be reasonable to expect the market to rest for a while. This would not be unexpected nor would it be unhealthy.

Beyond any period of consolidation in the market, we believe stocks will resume their upward path. The catalyst will be an economy that moves from recovery to expansion. The expansion will become more evident as we move into 2004, and growth in corporate profits will be an important element in the process. In our last shareholder's letter we said we were buying good companies across a number of different industries. This has proven to be a good strategy as the advance in the market was very broad based. Given higher stock prices, we took advantage and sold some stocks to lock in profits. Again, our selling was across a number of industries as the rising tide lifted all ships. We anticipate deploying the cash as opportunities arise, particularly if the market does rest for a while.

In our search for these opportunities, we will be particularly focusing on companies that will participate in the corporate profit expansion in 2004 that we have alluded to in the above comments.
Sincerely yours,



/s/ Gregory A. Church
---------------------
Gregory A. Church
Portfolio Manager

                        THE MATTERHORN GROWTH FUND, INC.
                       VALUE OF $10,000 VS S&P 500 INDEX

                       ---------------------------------
                                     Total
                          Date       Value      S&P 500
                       ---------------------------------

                        27-Sep-88   10000.00    10000.00
                        30-Jun-89   12279.41    11853.43
                        30-Jun-90   13799.02    13346.01
                        30-Jun-91   14215.69    13835.83
                        30-Jun-92   15441.18    15214.34
                        30-Jun-93   19901.61    16791.53
                        30-Jun-94   21016.54    16561.17
                        30-Jun-95   25085.45    20306.79
                        30-Jun-96   27996.13    24999.25
                        30-Jun-97   30977.27    32995.60
                        30-Jun-98   34501.96    42266.46
                        30-Jun-99   41783.02    51170.58
                        30-Jun-00   40705.41    44789.77
                        30-Jun-01   31795.00    38147.45
                        30-Jun-02   22854.24    31284.72
                        30-Jun-03   26140.37    51119.85


Past performance is not predictive of future performance.

 * The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

                  THE MATTERHORN GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 2003

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 84.7%
AEROSPACE/DEFENSE: 7.5%
     7,000    Raytheon Co.                                         $   229,880
     1,400    General Dynamics Corp.                                   101,500
                                                                   -----------
                                                                       331,380
                                                                   -----------
CHEMICALS: 2.8%
     4,000    Dow Chemical Co. (The)                                   123,840
                                                                   -----------
COMPUTERS: 10.4%
     2,500    Electronic Data Systems Corp.                             53,625
    12,500    Hewlett-Packard Co.                                      266,250
    30,000    Sun Microsystems, Inc.*                                  138,000
                                                                   -----------
                                                                       457,875
                                                                   -----------
CONSUMER FOODS: 3.2%
     3,000    General Mills, Inc.                                      142,230
                                                                   -----------
DRUGS & PHARMACEUTICALS: 5.1%
     2,000    Eli Lilly & Co.                                          137,940
     2,500    Pfizer, Inc.                                              85,375
                                                                   -----------
                                                                       223,315
                                                                   -----------
ELECTRIC EQUIPMENT: 2.0%
     3,000    General Electric Co.                                      86,040
                                                                   -----------
ELECTRONIC COMPONENTS: 2.4%
     6,000    Texas Instruments, Inc.                                  105,600
                                                                   -----------
FINANCIAL SERVICES: 1.7%
     2,500    FleetBoston Financial Corp.                               74,275
                                                                   -----------
INSURANCE - MULTILINE: 13.7%
     4,000    American International Group, Inc.                       220,720
     3,000    Chubb Corp. (The)                                        180,000
     4,000    Hartford Financial Services Group, Inc.                  201,440
                                                                   -----------
                                                                       602,160
                                                                   -----------


SHARES                                                                  VALUE
--------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT: 11.6%
    11,000    AOL Time Warner, Inc.*                                  $176,990
     7,000    Disney (Walt) Co.                                        138,250
    15,000    General Motors Corp. - Class H*                          192,150
                                                                   -----------
                                                                       507,390
                                                                   -----------
OIL - FIELD SERVICES: 10.4%
     3,000    ConocoPhillips Co.                                       164,400
     4,000    Halliburton Co.                                           92,000
     4,200    Schlumberger Ltd.                                        199,794
                                                                   -----------
                                                                       456,194
                                                                   -----------
RETAIL: 3.2%
     5,000    CVS Corp.                                                140,150
                                                                   -----------
SEMICONDUCTOR: 1.3%
     8,000    LSI Logic Corp.*                                          56,640
                                                                   -----------

SOFTWARE: 3.8%
     4,000    First Data Corp.                                         165,760
                                                                   -----------
TELECOMMUNICATIONS: 1.6%
    15,000    Qwest Communications International, Inc.*                 71,700
                                                                   -----------
TELECOMMUNICATIONS - EQUIPMENT: 1.7%
    10,000    Corning, Inc.*                                            73,900
                                                                   -----------
TELECOMMUNICATIONS - SERVICES: 2.3%
     4,000    SBC Communications, Inc.                                 102,200
                                                                   -----------
TOTAL COMMON STOCKS
(cost $4,221,756)                                                    3,720,649
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $4,221,756): 84.7%                                             3,720,649
                                                                   -----------
Other Assets less Liabilities 15.3%                                    671,437
                                                                   -----------

NET ASSETS: 100.0%                                                 $ 4,392,086
                                                                   ===========
*Non-income producing security.


See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2003

ASSETS
Investments in securities, at value (cost $4,221,756) .....................   $ 3,720,649
Cash ......................................................................       684,541
Due from Advisor ..........................................................         5,042
Receivables:
   Dividends and interest .................................................         7,353
   Fund shares sold .......................................................           846
   Prepaid expenses and other assets ......................................         4,361
                                                                              -----------
      Total assets ........................................................     4,422,792
                                                                              -----------

LIABILITIES
Payables:
Accrued expenses ..........................................................        30,706
                                                                              -----------
      Total liabilities ...................................................        30,706
                                                                              -----------
NET ASSETS ................................................................   $ 4,392,086
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($4,392,086/1,073,271 shares outstanding; 100,000,000
shares authorized, par value $.001) .......................................   $      4.09
                                                                              ===========
COMPONENTS OF NET ASSETS
Paid-in capital ...........................................................     5,795,898
Accumulated net realized loss on investments ..............................      (902,705)
Net unrealized depreciation on investments ................................      (501,107)
                                                                              -----------
   Net assets .............................................................   $ 4,392,086
                                                                              ===========


See accompanying Notes to Financial Statements.

                  THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME
Income
   Dividends ................................................................    $    74,143
   Interest .................................................................          3,413
                                                                                 -----------
     Total income ...........................................................         77,556
                                                                                 -----------
Expenses
   Transfer agent fees ......................................................         48,930
   Advisory fees (Note 3) ...................................................         41,248
   Administration fees ......................................................         31,009
   Fund accounting fees .....................................................         31,093
   Legal fees ...............................................................         16,673
   Registration expense .....................................................         14,548
   Audit fees ...............................................................         12,982
   Reports to shareholders ..................................................         11,033
   Distribution fees (Note 3) ...............................................         10,312
   Custody fees .............................................................          9,627
   Trustee fees .............................................................          4,077
   Insurance expense ........................................................            987
   Professional fees ........................................................          5,493
   Miscellaneous ............................................................          1,478
                                                                                 -----------
   Total expenses before fee waivers and custodian credits ..................        239,490
                                                                                 -----------
   Fees waived (Note 3) .....................................................        (51,560)
   Fees reduced by custodian credits ........................................         (2,463)
                                                                                 -----------
     Total expenses after fee waivers and custodian credits .................        185,467
                                                                                 -----------
       NET INVESTMENT LOSS ..................................................       (107,911)
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ..........................................       (663,422)
  Net change in unrealized depreciation on investments ......................        471,704
                                                                                 -----------

    Net realized and unrealized loss on investments .........................       (191,718)
                                                                                 -----------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................    $  (299,629)
                                                                                 ===========

See accompanying Notes to Financial Statements.

                  THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        YEAR ENDED
                                                              JUNE 30, 2003     JUNE 30, 2002
INCREASE (DECREASE) IN NET ASSETS FROM:                       -------------     -------------

OPERATIONS
   Net investment loss ...................................      $  (107,911)      $  (164,416)
   Net realized loss on investments ......................         (663,422)         (184,844)
   Net change in unrealized depreciation
    on investments .......................................          471,704        (1,708,164)
                                                                -----------       -----------
   NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ............................         (299,629)       (2,057,424)
                                                                -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain ................................             --            (382,690)
                                                                -----------       -----------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived
    from net change in outstanding shares (a) ............         (387,921)           40,803
                                                                -----------       -----------
       TOTAL DECREASE IN NET ASSETS ......................         (687,550)       (2,399,311)

NET ASSETS
   Beginning of year .....................................        5,079,636         7,478,947
                                                                -----------       -----------
   End of year ...........................................      $ 4,392,086       $ 5,079,636
                                                                ===========       ===========

(a) A summary of capital share transactions is as follows:


                                    YEAR ENDED                 YEAR ENDED
                                   JUNE 30, 2003              JUNE 30, 2002
                              ----------------------     ----------------------
                               Shares         Value       Shares         Value
                              ----------------------     ----------------------
Shares sold ................      48,414  $  179,663         61,311   $ 348,930
Shares issued in reinvestment
  of distributions .........          --          --         65,252     370,629
Shares redeemed ............    (149,485)   (567,584)      (127,152)   (678,756)
                              ----------  ----------     ----------  ----------
Net increase (decrease) ....    (101,071) $ (387,921)          (589) $   40,803
                              ==========  ==========     ==========  ==========


See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.


FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEAR ENDED JUNE 30,
                                                          -----------------------------------------------
                                                            2003      2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------
  Net asset value, beginning
   of year ..................................            $  4.33   $   6.37  $   8.70   $  7.70  $   7.29

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .......................              (0.10)     (0.14)    (0.15)    (0.17)    (0.15)
  Net realized and unrealized gain
   (loss) on investments ....................              (0.14)     (1.57)    (1.70)     1.50      1.52
                                                         -------    -------   -------   -------   -------
  Total from investment operations ..........              (0.24)     (1.71)    (1.85)     1.33      1.37
                                                         -------    -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net realized gain ....................                 --      (0.33)    (0.48)    (0.33)    (0.93)
  Return of capital .........................                 --         --        --        --     (0.03)
                                                         -------    -------   -------   -------   -------
Total distributions .........................                 --      (0.33)    (0.48)    (0.33)    (0.96)
                                                         -------    -------   -------   -------   -------
Net asset value, end of year ................            $  4.09    $  4.33   $  6.37   $  8.70   $  7.70
                                                         =======    =======   =======   =======   =======
Total return ................................              (5.54)%   (28.12)%  (21.89)%   17.98%    21.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions) ........            $  4.4    $   5.1   $   7.5    $  9.7   $   9.2

RATIO TO AVERAGE NET ASSETS:
  Expenses (excluding interest)
   (before fee waiver
   and custodian credits) ...................               5.81%      3.97%     3.48%     3.22%     3.57%
  Expenses (excluding interest)
   (after fee waiver
   and custodian credits) ...................               4.50%      3.97%     3.48%     3.22%     3.57%
  Net investment loss (before fee waiver
   and custodian credits) ...................              (3.93)%    (2.42)%   (2.03)%   (2.01)%   (2.12)%
  Net investment loss (after fee waiver
   and custodian credits) ...................              (2.62)%    (2.42)%   (2.03)%   (2.01)%   (2.12)%
  Portfolio turnover rate ...................              28.41%    141.27%   122.47%   101.94%    68.93%


See accompanying Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

 NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION
The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities are valued at fair value as determined in good faith by the Board of Directors.

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

        It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

        As of June 30, 2003, the Fund realized capital losses of $26,992 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2004.

        At June 30, 2003, the Fund has a capital loss carryforward of $827,594, of which $14,103 expires in 2010 and $813,491 expires in 2011, available to offset future gains, if any.

                        THE MATTERHORN GROWTH FUND, INC.

     D. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2003, the Fund decreased paid-in capital by $107,911 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the year ended June 30, 2003 totaled $41,248.

        The Fund is responsible for its own operating expenses. The Adviser has voluntarily waived its advisory and distribution fees for the year ended June 30, 2003. Any fee voluntarily reduced by the Adviser shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third fiscal year following the year to which the fee waiver relates. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended June 30, 2003, the adviser waived $41,248 and $10,312 in advisory and distribution fees, respectively.

     B. DISTRIBUTION AGREEMENTS. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. For the year ended June 30, 2003, Bainbridge received as commissions $8,545 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio.

                        THE MATTERHORN GROWTH FUND, INC.

     C. DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee for the year ended June 30, 2003 was $10,312 which was waived by Bainbridge.

     D. ADMINISTRATION AGREEMENT. Pursuant to an administration agreement with Beekman Place Financial (the "Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $22,500.

     E. OTHER. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

        Custodian fees have been reduced by credits allowed by the Fund's custodian for uninvested cash balances. The Fund could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended June 30, 2003 are shown separately in the Statement of Operations.


NOTE 4 - INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended June 30, 2003 were $1,074,236 and $1,918,820 respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
There was no distribution declared or paid for fiscal year ended June 30, 2003. On December 17, 2001, a distribution of $0.326 per share was declared. The dividend was paid on December 18, 2001 to shareholders of record on December 14, 2001. The tax character of distribution paid during the fiscal year ended June 30, 2002 was as follows:
                                                          2002
            Distributions paid from:                    --------
              Ordinary Income                           $ 90,628
              Long Term Capital Gain                     292,062
                                                        --------
                                                        $382,690
                                                        ========

                        THE MATTERHORN GROWTH FUND, INC.

As of June 30, 2003 the components of distributable earnings on a tax basis were as follows:

COST OF INVESTMENTS FOR TAX PURPOSES                             $   4,269,875
                                                                 =============
Gross tax unrealized appreciation                                      282,112
Gross tax unrealized depreciation                                     (831,339)
                                                                 -------------
Net tax unrealized appreciation on investments                        (549,226)
Capital loss carryforward                                             (827,594)
Post-October loss                                                      (26,992)
                                                                 -------------
                                                                 $  (1,403,812)
                                                                 =============

The difference between the book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses incurred after October 31.


NOTE 5 - DIRECTORS AND OFFICER INFORMATION (UNAUDITED)

                                                              NUMBER OF
                                                              PORTFOLIOS
                                                              IN FUND
                                           PRINCIPAL          COMPLEX
                                           OCCUPATION(S)      OVERSEEN      OTHER
NAME, ADDRESS        POSITION(S)  YEAR     DURING THE         BY         DIRECTORSHIPS
AND AGE              HELD         ELECTED1 PAST 5 YEARS       DIRECTOR       HELD
--------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Kevin M. Covert      Director     1995     Assistant General     One
301 Oxford                                 Counsel-Employee
Valley Road                                Benefits, Honeywell
Suite 802B                                 International Inc.
Yardly, PA 19067                           since November
(44)                                       1998 to Present;
                                           Partner, Kulzer &
                                           DiPadova, P.A. (law
                                           firm) from 1984 to
                                           November 1998.

Gerald Printz        Director     1995     President,            One
301 Oxford                                 AMSADOR, Ltd.
Valley Road                                (computer security
Suite 802B                                 and disaster
Yardly, PA 19067                           recovery planning
(46)                                       consultant), since
                                           1995.

                        THE MATTERHORN GROWTH FUND, INC.

NOTE 5 - DIRECTORS AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

                                                              NUMBER OF
                                                              PORTFOLIOS
                                                              IN FUND
                                           PRINCIPAL          COMPLEX
                                           OCCUPATION(S)      OVERSEEN       OTHER
NAME, ADDRESS        POSITION(S)  YEAR     DURING THE         BY         DIRECTORSHIPS
AND AGE              HELD         ELECTED1 PAST 5 YEARS       DIRECTOR        HELD
--------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Richard E.           Director     1999     Owner/operator of    One
Pfeiffer, Jr.                              two Texaco service
301 Oxford                                 stations since 1988;
Valley Road                                Business partner/
Suite 802B                                 Manager, AC&P@
Yardly, PA 19067                           Rental Enterprise
(46)                                       (apartment complexes)
                                           since November 1998.

"INTERESTED" DIRECTORS AND OTHER OFFICERS 2

Gregory A.           President,   1995     President,           One
Church               Secretary,            Church Capital
301 Oxford           Treasurer             Management, Inc.
Valley Road          and Director          (formerly Church
Suite 802B                                 Capital Management,
Yardly, PA 19067                           Inc. and G. A.
(46)                                       Church & Company)
                                           (registered invest-
                                           ment advisers)
                                           since June 1987;
                                           Chairman,
                                           Bainbridge
                                           Securities Inc.
                                           (registered
                                           broker-dealer)
                                           since October
                                           1994.

1 Directors and officers of the Fund serve until their resignation, removal or retirement.
2 "Interested persons" within the meaning as defined in the 1940 Act.

                        THE MATTERHORN GROWTH FUND, INC.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 THE MATTERHORN GROWTH FUND, INC.

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc., as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
AUGUST 22, 2003

                               Investment Adviser
                     MATTERHORN ASSET MANAGEMENT CORPORATION
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067

                                   Distributor
                           BAINBRIDGE SECURITIES INC.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                                    Custodian
                          THE HUNTINGTON NATIONAL BANK
                         Easton Business Service Center
                              7 Easton Oval EA4E72
                              Columbus, Ohio 43219

                                 Transfer Agent
                           UNIFIED FUND SERVICES, INC.
                          431 North Pennsylvania Street
                          Indianapolis, Indiana 46204





--------------------------------------------------------------------------------

    This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

    Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.